SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934


Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12

                        Luxtec Corporation
         (Name of Registrant as Specified in its Charter)

                        Luxtec Corporation
         (Name of Person(s) Filing Proxy Statements)

Payment of Filing Fee (Check the appropriate box)

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:
                                     N/A

    2)  Aggregate number of securities to which transaction applies:
                                      N/A

    3) Per unit price or other underlying value of transaction computed persuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                      N/A

    4)  Proposed maximum aggregate value of transaction:
                                      N/A

    5)  Total fee paid:
                                      N/A

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
                                   N/A

        2) Form, Schedule or Registration Statement No.:
                                   N/A

        3  Filing Party:
                                   N/A

        4)  Date Filed:
                                   N/A

                               LUXTEC CORPORATION

                                                             March 16, 1998

      To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of LUXTEC CORPORATION, to be held on Thursday, April 23, 1998, at 11:00 A.M. at the Company's Board Room, 326 Clark Street, Worcester, Massachusetts.

         The Notice of Meeting and the Proxy Statement that follow describe the business to be considered and acted upon by the stockholders at the Meeting, after which management will also report on the affairs of the Company.

         The Board of Directors of the Company encourages your participation in the Company's electoral process and, to that end, solicits your proxy. You may give your proxy by completing, dating and signing the Proxy Card and returning it promptly in the enclosed envelope. You are urged to do so even if you plan to attend the meeting.

         A copy of the Company's 1997 Annual Report to Stockholders is simultaneously being mailed to all stockholders entitled to vote, but is not to be considered a part of the proxy solicitation material. This Proxy Statement and the Proxy Card were first mailed to stockholders on or about March 16, 1998.

                                                              Sincerely,




                                                              JAMES W. HOBBS
                                                              President

                               LUXTEC CORPORATION

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held On April 23, 1998


         Notice is hereby given that the Annual Meeting (the "Meeting") of Stockholders of Luxtec Corporation (the "Company") will be held at the Corporate Offices of the Company located at 326 Clark Street, Worcester, Massachusetts, 01606-1214, at 11:00 a.m., local time, to consider and act upon the following matters:

      1. A proposal to elect two (2) Class II directors of the Company, each to hold a three-year term.

      2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

      Stockholders of record at the close of business on February 26, 1998, are entitled to notice of and to vote at the Meeting and any adjourned sessions thereof. All stockholders are cordially invited to attend the Meeting.

                                       By Order of the Board of Directors




                                       JAMES W. HOBBS
                                         Director
      Worcester, Massachusetts
      March 16, 1998

























      WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

                               LUXTEC CORPORATION
                                326 Clark Street
                               Worcester, MA 01606

                       -----------------------------------

                                 PROXY STATEMENT

                                 March 16, 1998

                       -----------------------------------

         This Proxy Statement (the "Proxy Statement") is being furnished to stockholders of Luxtec Corporation, a Massachusetts corporation ("Luxtec" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of Luxtec Corporation (the "Luxtec Board"), for use at the 1998 Annual Meeting of Stockholders of the Company, including any adjournments or postponements thereof (the "Meeting"), scheduled to be held on Thursday, April 23, 1998, at 11:00 A.M. in the Company's Board Room, 326 Clark Street,
Worcester, Massachusetts, 01606-1214. This Proxy Statement relates to the election of Class II Directors of Luxtec. This Proxy Statement was first mailed to Luxtec Stockholders on or about March 16, 1998. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company.

         With respect to the Meeting, the close of business on February 26, 1998, has been established as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. As of the record date, there were issued and outstanding and entitled to vote 2,858,998 shares of Luxtec common stock, par value $0.01 per share ("Common Stock"). Holders of shares of Luxtec Common Stock are entitled to one vote for each share owned at the record date on all matters to come before the Meeting and any adjournments or postponements thereof. The presence in person or by proxy of holders of a majority of the shares of Luxtec Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business.

         In connection with the Meeting, any proxy may be revoked at any time before it is voted by written notice received by the Clerk of Luxtec or by attending the Meeting and voting in person; but if not so revoked, the shares represented by such proxy will be voted. Attendance at the Meeting will not by itself constitute revocation of a proxy unless the stockholder so attending so notifies the Clerk of Luxtec in writing at any time prior to the voting of the proxy. All proxies will be voted in accordance with the instructions contained therein. If no choice is specified for one or more proposals in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted in favor of such proposals and in the discretion of the named proxies with respect to any other proposals which may properly come before the Meeting. Broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and proxies that withhold authority to vote for election as a director or that reflect abstentions will be deemed present for the purpose of determining the presence of a quorum for the transaction of business. With respect to Proposal 1 (election of Directors), broker non-votes and abstentions will have no effect on the outcome of voting on such proposals.

         The Luxtec Board does not know of any matters which will be brought before the Meeting other than those matters specifically set forth in the Notice of Meeting. However, if any other matter properly comes before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitute acting thereunder, will vote on such matter in accordance with their best judgment.

         The  Board  of  Directors  has  reappointed   Arthur  Andersen  LLP  as
Independent Public Accountants for the Company. The Company does not anticipate that a representative of Arthur Andersen LLP will be present at the Meeting.

                              AVAILABLE INFORMATION

         Luxtec is  subject  to the  reporting  requirements  of the  Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information concerning Luxtec may be inspected and copies may be obtained (at prescribed rates) at the Commission's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the following regional offices: 7 World Trade Center, 13th Floor, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60604. Such reports and other information can also be reviewed through the Commission's Web Site (http://www.sec.gov).

      This Proxy Statement incorporates by reference certain documents which are not presented herein or delivered herewith. Upon written or oral request, Luxtec will provide without charge to each person to whom a copy of this Proxy Statement is delivered a copy of the documents incorporated by reference herein (other than exhibits to such documents unless such exhibits are specifically incorporated by reference therein). Requests should be submitted in writing or by telephone at (508) 856-9454 to Samuel M. Stein, Luxtec Corporation, 326 Clark Street, Worcester, Massachusetts 01606-1214. In order to ensure timely delivery of the documents, any request should be made by March 26, 1998.


                       DOCUMENTS INCORPORATED BY REFERENCE

      The following documents previously filed with the Commission are hereby incorporated by reference into this Proxy Statement:

      1.  Luxtec's  Annual  Report on Form 10-K,  for the year ended
          October 31, 1997.

      2.  The   description  of  the  Luxtec  Common  Stock   contained  in  its
          Registration Statement on Form 8-A (File No. 33-83510) filed on April 4, 1994.

      3. Luxtec's Quarterly Report on Form 10-Q for the period ended January 31, 1998.

      4. All other reports filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act since October 31, 1997.


      All documents subsequently filed by Luxtec pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be part of this Proxy Statement from the date of filing thereof. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated herein modifies or replaces such statement. Any statement so modified or superseded shall not be deemed, in its unmodified form, to constitute a part of this Proxy Statement.

      The Company will provide free of charge to any stockholder from whom a proxy is solicited pursuant to this Proxy Statement, upon written request from such stockholder, a copy of the Company's annual report filed with the Securities and Exchange Commission on Form 10-K for the Company's fiscal year ended October 31, 1997 and a copy of the Company's Quarterly Report for the period ended January 31, 1998 on Form 10-Q. Requests for such reports should be directed to Luxtec Corporation, 326 Clark Street, Worcester, Massachusetts 01606-1214, Attention: Chief Financial Officer.

      This Proxy Statement is accompanied by a copy of Luxtec's 1997 Annual Report to Stockholders.

                                   PROPOSAL 1


                          ELECTION OF LUXTEC DIRECTORS

      Section 50A of Chapter 156B of the Massachusetts General Laws provides for a Board of Directors of such number as is fixed by the directors, and which is divided into three classes serving staggered three-year terms. The Luxtec Board has fixed the number of Directors at seven (7). At the Meeting, the terms of the members of Class II, Paul Epstein and James W. Hobbs, expire. Mr. Epstein and Mr. Hobbs are currently members of the Board and are the only nominees for election as Class II Directors for a term to expire at the 2001 Annual Meeting of Stockholders.

      The Luxtec Board recommends that the shareholders vote "FOR" the election of Mr. Epstein and Mr. Hobbs to be directors of the Company until the 2001 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Unless authority is withheld, it is the intention of the persons voting under the enclosed proxy to vote such proxy in favor of the election of Mr. Epstein and Mr. Hobbs to be directors of the Company until the 2001 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The affirmative vote of a plurality of the shares of Luxtec Common Stock present or represented by proxy, and voting, at the Meeting is required for the election of Mr.
Epstein and Mr. Hobbs.

      The following table and narrative sets forth information regarding the principal occupation, other affiliations, committee memberships and age, for the two nominees and each director continuing in office.


     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
                                                     Director                      Position                         Term
                    Name                    Age       Since                      With Company                       Ends
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     Nominees for Election:
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     James W. Hobbs (1)                     49         1993     President, Chief Executive Officer, Director        1998
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     Paul Epstein (2)                       67         1995     Vice  President  of Business  Development  and      1998
                                                                Strategic Planning, Director
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     Directors Continuing in Office
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     James Berardo (2)(3)                   38         1995     Director                                            1999
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     James J. Goodman (3)                   39         1996     Director                                            1999
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     Patrick G. Phillipps (1)               52         1995     Vice President of Engineering, Director             2000
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     Thomas J. Vander Salm (1)(2)           57         1984     Director                                            1999
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
     Louis C. Wallace (1)(3)                57         1989     Director                                            2000
     ----------------------------------- ---------- ----------- ----------------------------------------------- --------------
      (1) Member of the Nominating Committee.
      (2) Member of the Audit Committee.
      (3) Member of the Compensation Committee.

     James Berardo has been a Director of the Company since 1995. Mr. Berardo currently serves as President of Darlco, Inc., a real estate development and investment management company. Mr. Berardo joined Darlco in 1986, serving in various financial capacities prior to assuming his current position in March, 1995.

     Paul Epstein joined the Company in 1995 as Vice President of Business Development and Strategic Planning and as a Director. Mr. Epstein, a co-founder of CardioDyne, Inc., served as Chairman, Vice President and Chief Financial Officer from the time of CardioDyne's founding in February, 1989 until the merger with Luxtec in October, 1995. Previously, Mr. Epstein co-founded Electronic Image Systems Corporation, Brattle Instrument Corporation and, most recently, Omni-Flow, Inc., which introduced the first multiple medication, programmable infusion pump and was acquired by Abbott Laboratories in 1989. Mr. Epstein holds B.S. and M.S. degrees in Chemical Engineering and a B.S. degree in Business Management from MIT. Mr. Epstein has been jointly awarded eleven patents in the medical instrumentation and communication fields.

     James J. Goodman has been a Director of the Company since 1996. Since its founding in 1993, Mr. Goodman has been President of Geneva Middle Market Investors, L.P., a private firm that invests in emerging growth companies across a wide range of industries with revenues of $10 - $50 million, based in Wellesley, MA. Mr. Goodman was a Vice President at Berkshire Partners, a middle market buyout firm, from 1989 to 1993. Mr. Goodman was educated at Harvard University where he received his undergraduate degree in Economics in 1979 and M.B.A. and J.D. degrees in 1984.

     James W. Hobbs was elected to the positions of President, Chief Executive Officer and Director in 1993. Mr. Hobbs was Chief Executive Officer of Graylyn Associates from 1992 to 1993. Graylyn was an investment firm founded by Mr. Hobbs to invest in early stage medical technology. Prior to Graylyn, Mr. Hobbs served as the President and Chief Executive Officer of Genica Pharmaceuticals from 1990 to 1992. Genica Pharmaceuticals was a corporation engaged in providing new diagnostic assays and conducting therapeutic research for neurological disorders. Mr. Hobbs was with Johnson and Johnson Professional Diagnostics as Vice President and General Manager from 1985 to 1989.

     Patrick Phillipps joined the Company in 1995 as Vice President of Engineering and a Director. Mr. Phillipps, a co-founder of CardioDyne, Inc., served as President and Chief Executive Officer from the time of CardioDyne's founding in February, 1989 until the merger with Luxtec in October, 1995. Previously, Mr. Phillipps founded the Engineering Department of Lifeline Systems, Inc., where he served as Vice President of Engineering and oversaw the development and introduction of a new generation of Lifeline's hospital based emergency call system for home use by the elderly. Mr. Phillipps holds an S.B. degree in Electrical Engineering from MIT and has been jointly awarded over a dozen patents in the medical monitoring and related fields.

     Dr. Thomas Vander Salm has been a Director of the Company since 1984. Dr. Vander Salm is Chief of Cardio Thoracic Surgery and has been a Professor of Surgery at the University of Massachusetts Medical School in Worcester, MA since 1970.

     Louis C. Wallace has been a Director of the Company since 1989. Mr. Wallace is the founder and President of Specialty Surgical Instrumentation, Inc. (S.S.I.), a manufacturer and distributor of surgical instruments. S.S.I. was established in Nashville, TN in 1976.


      Board and Committee Meetings

      During the fiscal year ended October 31, 1997 (the "1997 Fiscal Year"), the Luxtec Board held five (5) meetings. During the 1997 Fiscal Year, each incumbent director attended at least 75% of the aggregate of the number of meetings of the Luxtec Board and the total number of meetings held by all committees on which the individual served.

      The Audit Committee presently is composed of three directors: James Berardo, Paul Epstein and Thomas J. Vander Salm. Responsibilities of this committee include engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and setting of internal policies and procedures regarding audits, accounting and other financial controls, and reviewing related party transactions. During the 1997 Fiscal Year, the Audit Committee met one time.

      The Compensation Committee presently is composed of three directors: James Berardo, James J. Goodman and Louis C. Wallace. Responsibilities of this committee include approval of remuneration arrangements for executive officers of the Company, review and approval of compensation plans relating to executive officers and directors, including grants of stock options and other benefits under the Company's stock option plan, and general review of the Company's employee compensation policies. None of the members of the Compensation Committee has been an employee of the Company at any time and none has any relationship with either the Company or the Company's officers requiring disclosure under applicable regulations of the Securities and Exchange Commission. During the 1997 Fiscal Year, the Compensation Committee met two (2) times.

The Nominating committee presently is composed of four directors: James Hobbs, Patrick Phillipps, Thomas VanderSalm and Louis Wallace. The responsibility of this committee is to recommend new members of the Board of Directors when a vacancy exists. During the 1997 Fiscal Year, the Nominating Committee did not meet. The Nominating Committee will consider all nominees recommended to it by holders of Luxtec Common Stock. Such recommendations should be presented to the Nominating Committee at least 120 days prior to the projected date of the next Annual Meeting of Stockholders. Such recommendations should include all material information known to the recommending stockholder with respect to such nominee.

      Director Compensation

      The Company pays non-employee directors $500 for attendance at each meeting of the Luxtec Board, $250 per each meeting of a committee thereof ($150 per meeting of a committee if such meeting is concurrent with a regular meeting of the Luxtec Board), and $100 per meeting held by telephone conference. The Company also pays expenses for attendance at meetings of the Luxtec Board and committees thereof. Additionally, non-employee Directors are compensated with options to purchase shares of Common Stock of the Company, in accordance with the 1995 Stock Option Plan For Non-Employee Directors.

                               EXECUTIVE OFFICERS

      The following table sets forth certain information concerning the executive officers of the Company who are not also directors. The executive officers are elected annually by the Board of Directors following the Annual Meeting of Stockholders and serve at the discretion of the Board.

----------------------------- ----------- ------------------------------------------------------------------------------------
            Name                 Age                                     Position With Company
----------------------------- ----------- ------------------------------------------------------------------------------------
----------------------------- ----------- ------------------------------------------------------------------------------------
David C. Mutch                    54      Vice President of Sales and Marketing
----------------------------- ----------- ------------------------------------------------------------------------------------
----------------------------- ----------- ------------------------------------------------------------------------------------
Samuel M. Stein                   58      Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Clerk
----------------------------- ----------- ------------------------------------------------------------------------------------

     David Mutch is Vice President of Sales and Marketing of the Company. Mr. Mutch joined the Company in September, 1992 as Director of Sales and Marketing and assumed his present position in December, 1994. Previously, Mr. Mutch held various management positions with Hewlett Packard Company over a twenty-one year career. During his last five years at Hewlett Packard, Mr. Mutch was the Marketing Manager for the Health Care Information Systems Division.

     Samuel Stein is Vice President, Chief Financial Officer, Treasurer and Assistant Clerk of the Company. Mr. Stein joined the Company in October, 1993 as Vice President of Finance and Chief Financial Officer and was elected to the further offices of Treasurer and Assistant Clerk during 1994. From 1990 to 1993, Mr. Stein was employed as the Corporate Controller of Great American Software, Inc., an accounting software manufacturer.

                             EXECUTIVE COMPENSATION

      The table below sets forth certain compensation information for the fiscal years ended October 31, 1997, 1996 and 1995 of those persons who were at October 31, 1997: (i) the Chief Executive Officer, and (ii) the most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Officers").

                           Summary Compensation Table
                                                                                                       Long-Term

                                                                    Annual                            Compensation
                                                                 Compensation                            Awards
                                             ----------------------------------------------------- -------------------
                                                                                                       Securities
           Name and                Fiscal                                        Other Annual          Underlying
      Principal Position            Year        Salary($)       Bonus($)       Compensation ($)       Options (#)
      ------------------            -----       ---------       --------       ----------------       -----------

James Hobbs                         1997         $176,069        $10,000            $7,800               24,000
  President, CEO and Director       1996         $170,474        $21,400            $7,800                 0
                                    1995         $154,827              $0           $7,800               50,000
Samuel M. Stein                     1997         $97,677         $15,000            $7,800               12,000
   CFO and Treasurer                1996         $95,760         $15,438            $7,800                 0
                                    1995         $86,716               $0           $7,800               40,000
David C. Mutch                      1997         $97,677         $14,000            $7,800               12,000
   VP Marketing and Sales           1996         $95,760         $15,438            $7,800                 0
                                    1995         $86,827               $0           $7,800               40,000
Patrick G. Phillipps                1997         $97,677         $14,000            $7,800               12,000
   VP Engineering                   1996         $95,760         $15,438            $7,800                 0
                                    1995            --             --                 --                   --


                        OPTION GRANTS IN LAST FISCAL YEAR

      The  following  table  sets  forth the  stock  options  that were  granted pursuant to the Company's  1992 Stock Plan,  as amended,  during the fiscal year ended October 31, 1997 to the Named Officers listed in the Summary  Compensation
Table above.
           ----------------------- -----------------------------------------------------------------------------
                                                                Individual Grants
           ----------------------- -----------------------------------------------------------------------------
           ----------------------- ------------------- ------------------- ---------------- --------------------
                                       Number of        Percent of Total
                                       Securities       Options Granted
                                       Underlying       to Employees in    Exercise Price
                                    Options Granted       Fiscal Year         ($/Share)       Expiration Date
                    Name                  (#)
           ----------------------- ------------------- ------------------- ---------------- --------------------
           ----------------------- ------------------- ------------------- ---------------- --------------------
               James W. Hobbs            24,000              13.47%             $6.00            2/20/2007
           ----------------------- ------------------- ------------------- ---------------- --------------------
           ----------------------- ------------------- ------------------- ---------------- --------------------
              Samuel M. Stein            12,000              6.73%              $6.00            2/20/2007
           ----------------------- ------------------- ------------------- ---------------- --------------------
           ----------------------- ------------------- ------------------- ---------------- --------------------
               David C. Mutch            12,000              6.73%              $6.00            2/20/2007
           ----------------------- ------------------- ------------------- ---------------- --------------------
           ----------------------- ------------------- ------------------- ---------------- --------------------
            Patrick G. Phillipps         12,000              6.73%              $6.00            2/20/2007
           ----------------------- ------------------- ------------------- ---------------- --------------------

                   OPTION EXERCISES AND FISCAL YEAR-END VALUES

      The following table sets forth information with respect to options to purchase the Company's Common Stock granted under the 1992 Stock Option Plan, as amended, including (i) the number of shares purchased upon exercise of options in the most recent fiscal year, (ii) the net value realized upon such exercise,
(iii) the number of  unexercised  options  outstanding  at October 31, 1997, and
(iv) the value of such unexercised options at October 31, 1997:

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OCTOBER 31, 1997 OPTION VALUES

                                                     Number of Securities Underlying          Value of Unexercised
                          Shares          Value       Unexercised Options at October     In-The-Money Options at October
                        Acquired on     Realized               31, 1997 (#)                       31, 1997 ($)
Name                   Exercise (#)        ($)          Exercisable Unexercisable         Exercisable/Unexercisable (1)
--------------------- ---------------- ------------ ----------------------------------- ----------------------------------

James Hobbs                  -              -           56,050            67,950          $44,000             $0
Samuel Stein                 -              -           14,750            47,250           $5,000             $0
David Mutch                  -              -           14,750            47,250           $5,000             $0
Patrick Phillipps                                          150            11,850                $0            $0
--------------------- ----------------

(1) Value is based on the closing sale price of the Common Stock as of October 31, 1997 ($2.13) minus the exercise price.

      Executive Employment Agreements

      The Company has entered into an employment agreement with James W. Hobbs, pursuant to which the Company has agreed to employ Mr. Hobbs as President and Chief Executive Officer. The agreement with Mr. Hobbs was entered into on June 10, 1993 with an initial term of one year with automatic renewals for successive terms of one year each unless either party gives notice of intention not to renew. The Compensation Committee of the Luxtec Board set Mr. Hobbs' base salary for 1997 at $173,740 and for 1998 at $178,950. Mr. Hobbs is entitled to receive an annual bonus in cash and/or equity of the Company from an annual bonus pool for all employees based, in Fiscal Year 1997, on 1.9% of the net sales of the Company, with such bonus to be determined by the Compensation Committee. Factors taken into account by the Compensation Committee in determining bonuses include return on investment, net sales, and net income compared to the business plan. Although there is no maximum percentage bonus, 30% of base salary is the expected guideline. Mr. Hobbs is entitled to severance pay in an amount equal to six months of his then current annual salary if his employment is terminated by
(i) the Company without cause or (ii) Mr. Hobbs for Good Reason (as defined in the agreement).


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely on a review of reports furnished to the Company or written representations from the Company's directors and executive officers, the Company believes that all reports required to be filed pursuant to Section 16 of the Exchange Act were satisfied by the Company's directors, executive officers and ten percent (10%) holders during the 1997 fiscal year.

                              SECURITIES OWNERSHIP

      The following table sets forth certain information as of February 26, 1998, with respect to the Common Stock owned by (a) each director of the Company, (b) the Named Officers, (c) all directors and executive officers of the Company as a group, and (d) each person who is known by the Company to own beneficially more than 5% of the Common Stock. Unless otherwise indicated in the footnotes to the table, all stock is owned of record and beneficially by the persons listed in the table.

                                                                                                                Percentage of
                                                                                       Number of Shares         Common Stock
                              Name and Addresses (1)                                Beneficially Owned (2)       Outstanding
--------------------------------------------------------------------------------- --------------------------- ------------------
  Directors and Officers

  James Berardo                                                                               156,520 (3)            5.47%
       Director
  Paul Epstein                                                                                168,988 (4)            5.91%
      Vice President of Business Development and Strategic Planning and Director
  James J. Goodman                                                                           450,000 (5)             13.60%
       Director
  James W. Hobbs                                                                             131,639                 4.46%
       President, Chief Executive Officer and Director
  David C. Mutch                                                                               33,773                1.18%
       Vice President of Sales and Marketing
  Patrick G. Phillipps                                                                       241,882 (6)             8.44%
       Vice President of Engineering and Director
  Samuel M. Stein                                                                            14,548                    *
       Vice President of Finance,  Chief  Financial  Officer,  Treasurer,  and Assistant
Clerk
  Thomas J. Vander Salm                                                                        48,700 (7)            1.70%
       Director
  Louis C. Wallace                                                                             37,250                1.30%
       Director
  All directors and executive officers as a group (9 persons)                             1,283,300                  37.67%

  Principal Stockholders
  Denton A. Cooley, MD                                                                      419,046                  14.49%
  6624 Fannin, Suite 2700
  Houston, TX  77030

  G&G Diagnostics Fund, L.P. I & L.P. III                                                   209,484                  7.24%
  30 Ossipee Road
  Newton, MA  02164

  Rita Kloots                                                                               155,100                  5.42%
  Box 1077
  Sturbridge, MA  01566


(1) The mailing address of each of the Company's directors and executive officers is c/o Luxtec Corporation, 326 Clark Street,
    Worcester, Massachusetts, 01606-1214

(2) Shares of Common Stock subject to options or warrants exercisable as of February 26, 1998 (or exercisable within 60 days after such date), are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrant but are not outstanding for purposes of computing the percentage of any other person.

(3) Mr. Berardo owns, as trustee of various trusts, 154,520 shares of the Company's Common Stock.

(4) Mr. Epstein owns 86,676 shares in his name and is the beneficial owner of 82,218 shares in the name of his wife, Mary Epstein.

(5) Consists of shares issuable to GMMI upon exercise of a warrant.

(6) Mr. Phillipps owns 126,493 shares in his name and is the beneficial owner of 106,905 shares in the name of his wife, Janice B. Phillipps.

(7) The 48,700 shares of the Company's Common Stock owned of record and beneficially by Thomas J. Vander Salm includes 32,000 shares of the Company's Common Stock owned of record by the trustees of the Vander Salm Family Trust, of which he may be deemed to be a beneficial owner.

                              CERTAIN TRANSACTIONS

      Mr. Louis C. Wallace is currently, and has been since 1989, a member of the Board of Directors of the Company. Mr. Wallace is the founder and President of Specialty Surgical Instrumentation, Inc. ("SSI), a surgical distributor in ten (10) southeastern states. SSI is the largest single customer of the Company, representing approximately fourteen percent (14%) of net sales during fiscal 1997. SSI and the Company operate at arms length with a contract substantially the same as the other domestic distributors of the Company's products. The Company expects that SSI will represent approximately the same percentage of net sales during fiscal 1998 as occurred during fiscal 1997.

                              STOCKHOLDER PROPOSALS

      The Luxtec Board will make provision for presentation of proposals by shareholders at the 1999 Annual Meeting of Stockholders (or special meeting in lieu thereof) provided such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the Securities and Exchange Commission. Such proposals must be received by the Company no later than October 23, 1998, to be considered for inclusion to the Company's proxy materials relating to that meeting.

                                     GENERAL

      The management of the Company knows of no matter other than the foregoing to be brought before the Luxtec Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

      The Company will provide free of charge to any stockholder from whom a proxy is solicited pursuant to this Proxy Statement, upon written request from such stockholder, a copy of the Company's annual report filed with the Securities and Exchange Commission on Form 10-K for the Company's fiscal year ended October 31, 1997. Requests for such report should be directed to Luxtec Corporation, 326 Clark Street, Worcester, Massachusetts 01606-1214, Attention:
Chief Financial Officer.

      The Company expects to hold its next stockholder meeting on or about April 15, 1999 and proxy materials in connection with that meeting are expected to be mailed approximately 30 days prior to the meeting.




                                                     JAMES W. HOBBS
                                                     President